UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2013

 NETGEAR, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-50350	77-0419172
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 East Plumeria Drive
San Jose, CA 95134
(Address, including zip code, of principal executive offices)

(408) 907-8000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

On October 24, 2013, NETGEAR, Inc. (the "Company") issued a press release announcing its financial results for its third fiscal quarter, the text of which is furnished herewith as Exhibit 99.1.

The information furnished pursuant to this Item 2.02 and the exhibit to this Current Report are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section. The information furnished pursuant to this Item 2.02 and the exhibit to this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 2.05    Costs Associated with Exit or Disposal Activities.

On October 24, 2013, the Company also announced that it expects to incur a restructuring charge of between $3.0 and $4.0 million dollars during the fourth quarter of 2013, as part of a plan to realign resources to better focus on the key growth markets the Company is pursuing. These charges are primarily cash-based and include severance, other one-time benefits, and other associated costs.
The foregoing contains forward-looking statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include the goals of the restructuring actions and the amount and timing of the related charges. Statements regarding future events are based on the Company’s current expectations and are necessarily subject to associated risks related to the completion of the restructuring in the manner anticipated by the Company. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results due to a variety of factors, including: possible changes in the size and components of the expected costs and charges associated with the Company’s restructuring plan; and risks associated with the Company’s ability to achieve the benefits of the plan. For information regarding other factors that could cause the Company’s results to vary from expectations, please see the “Risk Factors” section of the Company’s filings with the Securities and Exchange Commission, including its most recent quarterly report on Form 10-Q. The Company undertakes no obligation to revise or update publicly any forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number        Description

99.1             Press Release, dated October 24, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETGEAR, INC.

Dated:	October 24, 2013	By:	By: /s/ Christine M. Gorjanc
Christine M. Gorjanc
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated October 24, 2013